                                                                 EXHIBIT 10.8(b)

              THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                    DEPOSIT OF COMMON SHARES (INCLUDING THE
                    ASSOCIATED RIGHTS UNDER THE SHAREHOLDER
                            RIGHTS PLAN AGREEMENT)

                                      OF

                            TRAX PETROLEUMS LIMITED


               This Notice of Guaranteed Delivery, or manually signed facsimile thereof, must be used by a Shareholder to accept the Offer if:

               (i) certificate(s) representing Common Shares and the associated Rights under the Shareholder Rights Plan Agreement of Trax Petroleums Limited (collectively, the "Common Shares") to be deposited are not immediately available; or

               (ii) the Shareholder cannot deliver the certificate(s) and all other required documents to the Depositary at one of the offices listed below at or prior to the Expiry Time.

               The terms, conditions and definitions used in the accompanying Offer and Circular are incorporated into and form an integral part of this Notice of Guaranteed Delivery.

               In order to utilize the procedures contemplated by this Notice of Guaranteed Delivery, the following conditions must be met:

               (i) the deposit must be made by or through a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office or correspondent in the United States or a member firm of The Toronto Stock Exchange, The Alberta Stock Exchange, The Montreal Exchange, the Vancouver Stock Exchange, a national securities exchange in the United States or the National Association of Securities Dealers, Inc. (each an "Eligible Institution");

               (ii) a properly completed and duly executed copy of this Notice of Guaranteed Delivery or a facsimile hereof must be received by the Depositary at or prior to the Expiry Date at one of the offices listed below; and

               (iii) the certificates representing deposited Common Shares in proper form for transfer, together with a properly completed and duly executed Letter of Acceptance and Transmittal or facsimile thereof covering such Common Shares and any other documents required by the Letter of Acceptance and Transmittal, must be received at the same office of the Depositary prior to 4:30 p.m. local time on the third trading day on The Toronto Stock Exchange after the Expiry Date.

               This Notice of Guaranteed Delivery may be delivered by hand, mail or facsimile transmission to the Depositary and must include a guarantee by an Eligible Institution in the form set out herein.

               THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. If a signature on the Letter of Acceptance and Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Acceptance and Transmittal.


________________________________________________________________________________
TO:            Northern Arch Resources Ltd., a wholly-owned subsidiary of Arch
               Petroleum Inc.
AND TO:        Montreal Trust Company of Canada


               The undersigned Shareholder hereby tenders the Common Shares described below upon the terms and subject to the conditions set forth in the Offer, the Circular and the Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer and Instruction 5 to the Letter of Acceptance and Transmittal.


Signature(s) _________________________       Address ___________________________

______________________________________       ___________________________________
                                                    (Postal or Zip Code)

Name(s)_______________________________       Area Code and Tel. No. ____________
              (Please Print)

______________________________________       ___________________________________

Dated _____________________________1996

________________________________________________________________________________

________________________________________________________________________________

Number of Common Shares Deposited: _____________________________________________

________________________________________________________________________________

               _________________________________________________

                Certificates to be delivered:
                              _________________________

                              _________________________

                Certificate Nos.

                              _________________________


                              _________________________
                                    (if available)
               _________________________________________________

                             GUARANTEE OF DELIVERY

               The undersigned Eligible Institution hereby guarantees to the Depositary to deliver to the Depositary at the office listed below to which this Notice of Guaranteed Delivery is delivered the certificates representing the Common Shares tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Acceptance and Transmittal or facsimile thereof covering such Common Shares with any required signatures guaranteed and any other required documents, prior to 4:30 p.m. local time on the day which is the third trading day on The Toronto Stock Exchange after the Expiry Date.

________________________________________________________________________________

Name of Firm ___________________________       _________________________________
                                                      Authorized Signature

Address ________________________________
                                               Name ____________________________
                                                            Please Print
________________________________________

Postal or Zip Code______________________       Title ___________________________

Area Code and Tel. No.__________________       Dated ____________________ , 1996

________________________________________________________________________________

          OFFICE OF THE DEPOSITARY, MONTREAL TRUST COMPANY OF CANADA

   FOR DELIVERY BY HAND , MAIL, OR FACSIMILE TRANSMISSION: ATTENTION: STOCK
                              TRANSFER DEPARTMENT


8th Floor, 151 Front Street W.     6th Floor, 530 - 8th Avenue S.W.      2nd Floor, 510 Burrard Street
       Toronto, Ontario                    Calgary, Alberta               Vancouver, British Columbia
          M5J 2N1                              T2P 3S8                             V6C 3B9

 Telephone: (416) 981-9596            Telephone: (403) 267-6555            Telephone: (604) 661-0222
    Fax: (416) 981-9600                  Fax: (403) 266-1490               Facsimile: (604) 661-9480


                         OFFICE OF THE DEALER MANAGER:



                             Peters & Co. Limited
                          2500, 350 - 7th Avenue S.W.
                               Calgary, Alberta
                                    T2P 4N1

                           Telephone: (403) 261-4850
                              Fax: (403) 266-4116



                             For Information Call:


                       Montreal Trust Company of Canada
                             Shareholder Services
                                (403) 267-6555